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                                                                    Exhibit 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated August 3, 2001 included in Aspen Technology, Inc.'s form 10-K for the year ended June 30, 2001 and to all references to our Firm included in this registration statement.


                                             /s/ Arthur Andersen LLP





Boston, Massachusetts
October 18, 2001